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10(f)    LINE OF CREDIT AGREEMENT, DATED JULY 18, 1996, WITH SILICON VALLEY BANK


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SILICON VALLEY BANK
      AMENDMENT TO LOAN AND
            SECURITY AGREEMENT

BORROWER:         CAM DATA SYSTEMS, INC.

ADDRESS:          17520 NEWHOPE STREET, SUITE 100
                  FOUNTAIN VALLEY, CALIFORNIA  92708

DATE:  JULY 18, 1996

         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated June 30, 1992, as amended by that certain Amendment to Loan Agreement dated July 7, 1993, and as amended by that Amendment to Loan Agreement dated June 28, 1994 (as amended, the "Loan Agreement"), as follows. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. AMENDED SCHEDULE. The Schedule to Loan and Security Agreement is amended, effective on the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.

         2. FINANCIAL REPORTING. Section 3.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) at all times that any Obligations remain outstanding, within 30 days after the end of each month, a monthly financial statement prepared by the Borrower, and a monthly Compliance Certificate; the Compliance Certificate shall be



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            in such form as Silicon shall reasonably specify, signed by the
            Chief Financial Officer of the Borrower, certifying that throughout such month, the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; (ii) at all other times, within 30 days after the end of each fiscal quarter, a quarterly financial statement prepared by the Borrower, and a quarterly Compliance Certificate; the Compliance Certificate shall be in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such fiscal quarter, the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; (iii) copies of the Borrower's Reports to the Securities Exchange Commission on Forms 10-Q and 10-K within five days after the earlier of the date they are filed or are required to be filed with the Securities Exchange Commission; and (iv) within 90 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants.

         3. FACILITY FEE. Borrower shall concurrently pay to Silicon a facility fee in the amount of $1,875.00, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.


         4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.


         5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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   BORROWER:                                    SILICON:

   CAM DATA SYSTEMS, INC.                       SILICON VALLEY BANK



   BY_______________________________            BY______________________________
        PRESIDENT OR VICE PRESIDENT             TITLE___________________________

   BY_______________________________
        SECRETARY OR ASS'T SECRETARY


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SILICON VALLEY BANK
                               AMENDED SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER:         CAM DATA SYSTEMS, INC.
ADDRESS:          17520 NEWHOPE STREET, SUITE 100
                  FOUNTAIN VALLEY, CALIFORNIA  92708

DATE:             JULY 18, 1996
CREDIT LIMIT
(Section 1.1):    An amount not to exceed the lesser of:  (i) $750,000 at any one time outstanding; or (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.
                  Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.


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LETTERS OF CREDIT SUBLIMIT   Silicon, in its discretion, will from time to time
                             during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $100,000, upon the request of the Borrower and upon execution and delivery by the Borrower of Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

                             The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE (Section 1.2): A rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):               SEE AMENDMENT TO LOAN AND SECURITY AGREEMENT OF
                             EVEN DATE.

MATURITY DATE
(Section 5.1):               JUNE 5, 1997


PRIOR NAMES OF BORROWER
(Section 3.2):               ICS

TRADE NAMES OF BORROWER
(Section 3.2):               NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):               1643 NEVADA HWY., BOULDER CITY, NV 89005;
                             352 VILLAGE STREET, MILLIS, MA 02054;

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MATERIAL ADVERSE LITIGATION
(Section 3.10):                  NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):                   Without Silicon's prior written consent,
                                 Borrower may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of
                                 Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $100,000 in any fiscal year.

 FINANCIAL COVENANTS
(Section 4.1):                   Borrower shall comply with all of the
                                 following covenants. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

     QUICK ASSET RATIO:          Borrower shall maintain a ratio of "Quick
                                 Assets" to current liabilities of not less than 1.25 to 1.

     TANGIBLE NET WORTH:         Borrower shall maintain a tangible net worth of
                                 not less than $2,000,000.

     DEBT TO TANGIBLE
     NET WORTH RATIO:            Borrower shall maintain a ratio of total
                                 liabilities to tangible net worth of not more than 1.00 to 1.

     PROFITABILITY               Borrower shall not incur a loss (after
                                 taxes) for any fiscal year, except that
                                 in a single fiscal quarter during each
                                 fiscal year Borrower may incur a loss
                                 (after taxes) in an amount not to exceed
                                 $100,000.

     DEFINITIONS:                "Current assets," and "current liabilities"
                                 shall have the meanings ascribed to them in accordance with generally accepted accounting principles. "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill,



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                                 licenses, patents, trademarks, trade names,
                                 copy rights, and franchises.

                                 "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

SUBORDINATED DEBT:               "Liabilities" for purposes of the foregoing
                                 covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):                   Borrower shall at all times comply with
                                 all of the following additional covenants:

                                 1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                                 2. BORROWING BASE CERTIFICATE AND LISTING. At all times that any Obligations remain outstanding, within 20 days after the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable. At all other times, within 30 days after the end of each fiscal quarter, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable. Additionally, prior to any new Loans being advanced, Borrower shall provide Silicon with a current Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

                                 3. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the


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                                 purchase price of or lease of equipment in an
                                 aggregate amount not exceeding $250,000 at any time outstanding.

                                 4. COPYRIGHT SECURITY AGREEMENT. Borrower shall continue in full force and effect the Security Agreement in Copyrighted Works, executed by Borrower in favor of Silicon, in conjunction with the Amendment to Loan Agreement dated July 7, 1993. The Borrower shall cause the Security Agreement in Copyrighted Works to remain in full force and effect while any Obligations remain outstanding.

                                 5. ACCOUNTS RECEIVABLE AUDITS. No accounts receivable audits as set forth under Section
                                 4.5 of this Agreement shall be required during periods in which no Obligations remain outstanding. An accounts receivable audit as set forth under Section 4.5 of this Agreement shall be conducted and completed, with satisfactory results, within 30 days after any new Loan is made hereunder. Additionally, at all times that any Obligations remain outstanding, the accounts receivable audits by third parties retained by Silicon as set forth in Section 4.5 of this Agreement shall be conducted on a semi-annual basis.

                                 BORROWER:

                                     CAM DATA SYSTEMS, INC.


                                      BY_______________________________
                                           PRESIDENT OR VICE PRESIDENT

                                      BY_______________________________
                                           SECRETARY OR ASS'T SECRETARY

                                 SILICON:

                                      SILICON VALLEY BANK


                                      BY_______________________________
                                      TITLE____________________________


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SILICON VALLEY BANK
                           CERTIFIED RESOLUTION
BORROWER:                  CAM DATA SYSTEMS, INC., A CORPORATION ORGANIZED
                           UNDER THE LAWS OF THE STATE OF DELAWARE

DATE:                      JULY 18, 1996

         I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that the Silicon may conclusively rely upon a certified copy of these resolutions and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto is given to Silicon by this corporation by certified mail, return receipt requested.

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The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                               OFFICE(S)                      ACTUAL
-----                               ---------                      ------
SIGNATURES
----------

______________________________      _________________________
                                    X________________________

______________________________      _________________________
                                    X________________________

______________________________      _________________________
                                    X________________________

______________________________      _________________________
                                    X________________________



IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.


                                   ___________________________________
                                   ___________
                                   Secretary or Assistant Secretary